EXHIBIT - 32.1

MOSSIMO, INC.

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350 AS ADOPTED
PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Mossimo, Inc. (the "Company") on Form 10-Q for the period ended June 30, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Mossimo Giannulli, Chairman and Chief Executive Officer of the Company, certify in accordance with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

          (1)  The Report to which this certification is attached as Exhibit -
               32.1 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) The information contained in the Report fairly presents, in all material respects, the financial condition, results of operations, and cash flows of the Company.


/s/ Mossimo Giannulli
---------------------
    Mossimo Giannulli
    Chairman and Chief Executive Officer
    August 13, 2004